UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 22, 2004

                            Heritage Bankshares, Inc.
               (Exact name of registrant as specified in charter)

                                    Virginia
         (State or other jurisdiction of incorporation or organization)

              0-11255                              54-1234322
     (Commission File Number)           (IRS Employer Identification No.)

                 200 East Plume Street, Norfolk, Virginia      23510
                (Address of principal executive offices)     (Zip Code)

         Registrant's telephone number including area code 757-523-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-f (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information contained in the press release attached as an Exhibit 99.1 under
Item 9.01 to this Form 8-K is incorporated by reference herein. Peter M. Meredith, Jr., the newly appointed Chief Executive Officer of Heritage Bankshares, Inc. (the "Company"), and Mr. Donald F. Price, the newly appointed President of the Company, do not have employment agreements with the Company. Mr. Meredith is also a director of Waterside Capital Corp.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99.1    Press Release dated November 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HERITAGE BANKSHARES, INC.

Date: November 22, 2004                     By:    /s/ Catherine P. Jackson
                                                   ------------------------
                                            Name:  Catherine P. Jackson
                                            Title: Chief Financial Officer